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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2007

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                     FLAGSTONE REINSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)



            Bermuda                        001-33364             98-0481623
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


            Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

  (Former name or former address, if changed since last report): Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(d)  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
              OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On and effective September 5, 2007, the Board of Directors of Flagstone Reinsurance Holdings Limited (the "Company") appointed Peter Watson to its Board of Directors (the "Board"). The appointment of Mr. Watson to the Board fills the vacancy created by the retirement from the Board of Nicholas Brumm at the end of his term on July 20, 2007. Mr. Watson is being appointed to Class C, the term of which runs through the Company's 2010 annual general meeting of shareholders, and has been determined to be independent by the Board under the independence requirements of the New York Stock Exchange and the audit committee independence rules of the U. S. Securities and Exchange Commission. The Board also appointed Mr. Watson to serve on the Company's Audit Committee.

         Mr. Watson, age 65, is Vice Chairman, President and CEO of Attorney's Liability Assurance Society (Bermuda) Ltd. ("ALAS Ltd."), a Bermuda-based mutual insurance company. Prior to joining ALAS Ltd., Mr. Watson was a partner at Price Waterhouse.

         Mr. Watson's compensation as a director will be consistent with the compensation of the Company's other non-employee directors. As a Company director, Mr. Watson will receive:

         (i) Annual director fees of $75,000, with approximately $35,000 of the annual director fee provided in the form of restricted stock units ("RSUs"), both amounts prorated at 25% for the portion of the current annual period which he will serve on the Board (such that for 2007 Mr. Watson's director fees awarded in cash will be $10,000 and director fees awarded in RSUs will have, at the time of the grant, an aggregate fair market value of $8,750);

         (ii) Annual committee membership fee of $3,000 cash awarded on a prorated basis (such that Mr. Watson's total cash committee membership fees for 2007 will be $750); and

         (iii) 2007 per meeting fee of $2,000 cash for in-person participation and $1,000 for telephonic participation.

         The RSUs granted to Mr. Watson will be made pursuant to the Amended and Restated Flagstone Reinsurance Holdings Limited Restricted Share Unit Plan and the form of grant certificate which was previously filed as Exhibit 10.4 to the Company's Form S-1. In accordance with the Company's policies, the grant of RSUs to Mr. Watson will be made on the effective date of his appointment as a director and will vest upon grant.

            A copy of the press release dated September 5, 2007 announcing Mr. Watson's election is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits:

    Exhibit No.    Description
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    99.1           Press Release dated September 5, 2007.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: September 5, 2007                  FLAGSTONE REINSURANCE HOLDINGS LIMITED

                                         By: /s/ Donald A. Emeigh, Jr., Esq.
                                             -------------------------------
                                             Donald A. Emeigh, Jr., Esq.
                                             General Counsel








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                                  EXHIBIT INDEX


Exhibit No.        Description
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99.1               Press Release dated September 5, 2007.